EXHIBIT 13 - DEMONSTRATION OF TOTAL RETURN CALCULATIONS

Table One assumes:

- no administration fee

- surrender charges based on the scale of 8% (for years 1 and 2), 7% (for years 3 and 4), 6% grading down to 3% (for years 5 to 8) and 0% after 8 years

- 10% free withdrawal per year (i.e. effective surrender charge is 90% of surrender charge)

- 4% bonus credit (immediate increase in account value at the time the premium is paid)

                                                              /\
Total Return ( R ) = ((BC + AUV  - (ESC  x AUV    )) /AUV   )    (1/n) - 1
              n t              t       n      t-n        t-n

t = exact time at which returns are calculated (12/31/00) i.e. returns are for year end 2000

n = number of years over which the performance rate is calculated

AUV = Accumulation Unit Value at year end 2000 t

AUV    = Accumulation Unit Value n years prior to year end 2000
   t-n

BC = Bonus Credit

ESC  = Effective Surrender Charge after n years (ESC = 7.2%, ESC  = 4.5%,
   n                                                1           5
ESC  = 0%)
   10

TABLE ONE - STANDARDIZED "AVERAGE ANNUAL TOTAL RETURNS" FOR VARIFUND PLUS @ 1.55% CHARGE

------------------------------------------------------------------------------------------------------------------------------
                                                                                           n         AUV             AUV
                                                                                                        t-n             t
------------------------------------------------------------------------------------------------------------------------------
Alger American Growth                                                   1 Year             1        82.4247       69.1747
                                                                        5 Year             5            N/A       69.1747
                                                                       10 Year            10            N/A       69.1747
                                                         Sub-Account Inception         4.668        33.2336       69.1747
------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap                                         1 Year             1        60.9574       45.1222
                                                                        5 Year             5            N/A       45.1222
                                                                       10 Year            10            N/A       45.1222
                                                         Sub-Account Inception         4.668        19.4423       45.1222
------------------------------------------------------------------------------------------------------------------------------
Alger American MidCap Growth                                            1 Year             1        39.3667       42.3261
                                                                        5 Year             5            N/A       42.3261
                                                                       10 Year            10            N/A       42.3261
                                                         Sub-Account Inception         4.668        21.1642       42.3261
------------------------------------------------------------------------------------------------------------------------------
Alger American Small Capitalization                                     1 Year             1        71.3250       51.1334
                                                                        5 Year             5            N/A       51.1334
                                                                       10 Year            10            N/A       51.1334
                                                         Sub-Account Inception         4.668        43.8568       51.1334
------------------------------------------------------------------------------------------------------------------------------
Berger Small Company Growth                                             1 Year             1        22.2225       20.4503
                                                                        5 Year             5            N/A       20.4503
                                                                       10 Year            10            N/A       20.4503
                                                         Sub-Account Inception         2.669        13.4133       20.4503
------------------------------------------------------------------------------------------------------------------------------
Berger-IPT-International                                                1 Year             1        14.3178       12.6647
                                                                        5 Year             5            N/A       12.6647
                                                                       10 Year            10            N/A       12.6647
                                                         Sub-Account Inception         3.669        10.0000       12.6647
------------------------------------------------------------------------------------------------------------------------------
Dreyfus Capital Appreciation (Initial shares)                           1 Year             1        38.6384       37.8016
                                                                        5 Year             5            N/A       37.8016
                                                                       10 Year            10            N/A       37.8016
                                                         Sub-Account Inception         2.669        31.8452       37.8016
------------------------------------------------------------------------------------------------------------------------------
Dreyfus Growth and Income (Initial shares)                              1 Year             1        31.0348       29.4061
                                                                        5 Year             5            N/A       29.4061
                                                                       10 Year            10            N/A       29.4061
                                                         Sub-Account Inception         4.668        20.0750       29.4061
------------------------------------------------------------------------------------------------------------------------------
Dreyfus Socially Responsible (Initial shares)                           1 Year             1        41.7802       36.6037
                                                                        5 Year             5            N/A       36.6037
                                                                       10 Year            10            N/A       36.6037
                                                         Sub-Account Inception         4.668        18.6059       36.6037
------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP II Investment Grade Bond (Initial Class)                   1 Year             1            N/A       20.4381
                                                                        5 Year             5            N/A       20.4381
                                                                       10 Year            10            N/A       20.4381
                                                         Sub-Account Inception         0.676        18.8613       20.4381
------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Money Market (Initial Class)                               1 Year             1            N/A        2.5248
                                                                        5 Year             5            N/A        2.5248
                                                                       10 Year            10            N/A        2.5248
                                                         Sub-Account Inception         0.676         2.4449        2.5248
------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth (Initial Class)                                     1 Year             1        79.0638       69.3086
                                                                        5 Year             5        30.4965       69.3086
                                                                       10 Year            10            N/A       69.3086
                                                         Sub-Account Inception         6.669        22.5276       69.3086
------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP High Income (Initial Class)                                1 Year             1        33.6045       25.6547
                                                                        5 Year             5        25.7279       25.6547
                                                                       10 Year            10            N/A       25.6547
                                                         Sub-Account Inception         6.669        22.0135       25.6547
------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP II Asset Manager (Initial Class)                           1 Year             1        29.1723       27.5989
                                                                        5 Year             5        17.5729       27.5989
                                                                       10 Year            10            N/A       27.5989
                                                         Sub-Account Inception         6.669        15.6547       27.5989
------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP II Contrafund (Initial Class)                              1 Year             1        31.4148       28.8605
                                                                        5 Year             5            N/A       28.8605
                                                                       10 Year            10            N/A       28.8605
                                                         Sub-Account Inception         2.669        14.7645       28.8605
------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------
                                                             R
                                                            n t
---------------------------------------------------------------------
Alger American Growth                                       (19.28)%
                                                                 N/A
                                                                 N/A
                                                              16.84%
---------------------------------------------------------------------
Alger American Leveraged AllCap                             (29.18)%
                                                                 N/A
                                                                 N/A
                                                              19.61%
---------------------------------------------------------------------
Alger American MidCap Growth                                   4.32%
                                                                 N/A
                                                                 N/A
                                                              15.83%
---------------------------------------------------------------------
Alger American Small Capitalization                         (31.51)%
                                                                 N/A
                                                                 N/A
                                                               3.08%
---------------------------------------------------------------------
Berger Small Company Growth                                 (11.17)%
                                                                 N/A
                                                                 N/A
                                                              16.45%
---------------------------------------------------------------------
Berger-IPT-International                                    (14.75)%
                                                                 N/A
                                                                 N/A
                                                               6.12%
---------------------------------------------------------------------
Dreyfus Capital Appreciation (Initial shares)                (5.37)%
                                                                 N/A
                                                                 N/A
                                                               5.86%
---------------------------------------------------------------------
Dreyfus Growth and Income (Initial shares)                   (8.45)%
                                                                 N/A
                                                                 N/A
                                                               8.30%
---------------------------------------------------------------------
Dreyfus Socially Responsible (Initial shares)               (15.59)%
                                                                 N/A
                                                                 N/A
                                                              15.42%
---------------------------------------------------------------------
Fidelity VIP II Investment Grade Bond (Initial Class)            N/A
                                                                 N/A
                                                                 N/A
                                                               7.72%
---------------------------------------------------------------------
Fidelity VIP Money Market (Initial Class)                        N/A
                                                                 N/A
                                                                 N/A
                                                               0.10%
---------------------------------------------------------------------
Fidelity VIP Growth (Initial Class)                         (15.54)%
                                                              17.79%
                                                                 N/A
                                                              18.38%
---------------------------------------------------------------------
Fidelity VIP High Income (Initial Class)                    (26.86)%
                                                             (0.16)%
                                                                 N/A
                                                               2.37%
---------------------------------------------------------------------
Fidelity VIP II Asset Manager (Initial Class)                (8.59)%
                                                               9.38%
                                                                 N/A
                                                               8.91%
---------------------------------------------------------------------
Fidelity VIP II Contrafund (Initial Class)                  (11.33)%
                                                                 N/A
                                                                 N/A
                                                              27.97%
---------------------------------------------------------------------

TABLE ONE - STANDARDIZED "AVERAGE ANNUAL TOTAL RETURNS" FOR VARIFUND PLUS @ 1.55% CHARGE (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        n                     AUV
                                                                                                                                 t-n
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP II Index 500 (Initial Class)                                                        1 Year             1       172.8207
                                                                                                 5 Year             5            N/A
                                                                                                10 Year            10            N/A
                                                                                  Sub-Account Inception         4.668        77.6462
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP III Growth Opportunities (Initial Class)                                            1 Year             1        24.4857
                                                                                                 5 Year             5            N/A
                                                                                                10 Year            10            N/A
                                                                                  Sub-Account Inception         2.669        13.3345
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas (Initial Class)                                                            1 Year             1        31.0665
                                                                                                 5 Year             5        16.4388
                                                                                                10 Year            10            N/A
                                                                                  Sub-Account Inception         6.669        15.9406
------------------------------------------------------------------------------------------------------------------------------------
Montgomery Emerging Markets                                                                      1 Year             1        10.2745
                                                                                                 5 Year             5            N/A
                                                                                                10 Year            10            N/A
                                                                                  Sub-Account Inception         4.668        10.2807
------------------------------------------------------------------------------------------------------------------------------------
Montgomery Growth                                                                                1 Year             1        19.2766
                                                                                                 5 Year             5            N/A
                                                                                                10 Year            10            N/A
                                                                                  Sub-Account Inception         3.669        13.0003
------------------------------------------------------------------------------------------------------------------------------------
Seligman Communications & Information                                                            1 Year             1        44.3459
                                                                                                 5 Year             5        14.1838
                                                                                                10 Year            10            N/A
                                                                                  Sub-Account Inception         5.670        12.9703
------------------------------------------------------------------------------------------------------------------------------------
Seligman Frontier                                                                                1 Year             1        21.4249
                                                                                                 5 Year             5        13.8277
                                                                                                10 Year            10            N/A
                                                                                  Sub-Account Inception         5.670        11.7025
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                                          AUV             R
                                                                                             t           n t
-------------------------------------------------------------------------------------------------------------
Fidelity VIP II Index 500 (Initial Class)                                             154.3553      (13.88)%
                                                                                      154.3553           N/A
                                                                                      154.3553           N/A
                                                                                      154.3553        15.68%
-------------------------------------------------------------------------------------------------------------
Fidelity VIP III Growth Opportunities (Initial Class)                                  20.0238      (21.42)%
                                                                                       20.0238           N/A
                                                                                       20.0238           N/A
                                                                                       20.0238        15.78%
-------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas (Initial Class)                                                  24.7467      (23.54)%
                                                                                       24.7467         8.45%
                                                                                       24.7467           N/A
                                                                                       24.7467         6.86%
-------------------------------------------------------------------------------------------------------------
Montgomery Emerging Markets                                                             7.2259      (32.87)%
                                                                                        7.2259           N/A
                                                                                        7.2259           N/A
                                                                                        7.2259       (7.67)%
-------------------------------------------------------------------------------------------------------------
Montgomery Growth                                                                      17.2620      (13.65)%
                                                                                       17.2620           N/A
                                                                                       17.2620           N/A
                                                                                       17.2620         7.52%
-------------------------------------------------------------------------------------------------------------
Seligman Communications & Information                                                  27.8670      (40.36)%
                                                                                       27.8670        14.40%
                                                                                       27.8670           N/A
                                                                                       27.8670        14.39%
-------------------------------------------------------------------------------------------------------------
Seligman Frontier                                                                      17.7577      (20.32)%
                                                                                       17.7577         5.05%
                                                                                       17.7577           N/A
                                                                                       17.7577         7.57%
-------------------------------------------------------------------------------------------------------------

Table Two assumes:

- no administration fee

- no surrender charges

- no bonus credit

                                    /\
Total Return ( R ) = (AUV  /AUV   )    (1/n) - 1
              n t        t     t-n

t = exact time at which returns are calculated (12/31/00) i.e. returns are for year end 2000

n = number of years over which the performance rate is calculated

AUV = Accumulation Unit Value at year end 2000 t

AUV    = Accumulation Unit Value n years prior to year end 2000
   t-n

TABLE TWO - NONSTANDARDIZED "AVERAGE ANNUAL TOTAL RETURNS" FOR VARIFUND PLUS @ 1.55% CHARGE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    n         AUV
                                                                                                                                 t-n
------------------------------------------------------------------------------------------------------------------------------------
Alger American Growth                                                                            1 Year             1        82.4247
                                                                                                 5 Year             5            N/A
                                                                                                10 Year            10            N/A
                                                                                  Sub-Account Inception         4.668        33.2336
------------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap                                                                  1 Year             1        60.9574
                                                                                                 5 Year             5            N/A
                                                                                                10 Year            10            N/A
                                                                                  Sub-Account Inception         4.668        19.4423
------------------------------------------------------------------------------------------------------------------------------------
Alger American MidCap Growth                                                                     1 Year             1        39.3667
                                                                                                 5 Year             5            N/A
                                                                                                10 Year            10            N/A
                                                                                  Sub-Account Inception         4.668        21.1642
------------------------------------------------------------------------------------------------------------------------------------
Alger American Small Capitalization                                                              1 Year             1        71.3250
                                                                                                 5 Year             5            N/A
                                                                                                10 Year            10            N/A
                                                                                  Sub-Account Inception         4.668        43.8568
------------------------------------------------------------------------------------------------------------------------------------
Berger Small Company Growth                                                                      1 Year             1        22.2225
                                                                                                 5 Year             5            N/A
                                                                                                10 Year            10            N/A
                                                                                  Sub-Account Inception         2.669        13.4133
------------------------------------------------------------------------------------------------------------------------------------
Berger-IPT-International                                                                         1 Year             1        14.3178
                                                                                                 5 Year             5            N/A
                                                                                                10 Year            10            N/A
                                                                                  Sub-Account Inception         3.669        10.0000
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus Capital Appreciation (Initial shares)                                                    1 Year             1        38.6384
                                                                                                 5 Year             5            N/A
                                                                                                10 Year            10            N/A
                                                                                  Sub-Account Inception         2.669        31.8452
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus Growth and Income (Initial shares)                                                       1 Year             1        31.0348
                                                                                                 5 Year             5            N/A
                                                                                                10 Year            10            N/A
                                                                                  Sub-Account Inception         4.668        20.0750
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                                         AUV        R
                                                                                            t      n t
------------------------------------------------------------------------------------------------------------
Alger American Growth                                                                 69.1747      (16.08)%
                                                                                      69.1747           N/A
                                                                                      69.1747           N/A
                                                                                      69.1747        17.00%
------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap                                                       45.1222      (25.98)%
                                                                                      45.1222           N/A
                                                                                      45.1222           N/A
                                                                                      45.1222        19.76%
------------------------------------------------------------------------------------------------------------
Alger American MidCap Growth                                                          42.3261         7.52%
                                                                                      42.3261           N/A
                                                                                      42.3261           N/A
                                                                                      42.3261        16.01%
------------------------------------------------------------------------------------------------------------
Alger American Small Capitalization                                                   51.1334      (28.31)%
                                                                                      51.1334           N/A
                                                                                      51.1334           N/A
                                                                                      51.1334         3.34%
------------------------------------------------------------------------------------------------------------
Berger Small Company Growth                                                           20.4503       (7.97)%
                                                                                      20.4503           N/A
                                                                                      20.4503           N/A
                                                                                      20.4503        17.12%
------------------------------------------------------------------------------------------------------------
Berger-IPT-International                                                              12.6647      (11.55)%
                                                                                      12.6647           N/A
                                                                                      12.6647           N/A
                                                                                      12.6647         6.65%
------------------------------------------------------------------------------------------------------------
Dreyfus Capital Appreciation (Initial shares)                                         37.8016       (2.17)%
                                                                                      37.8016           N/A
                                                                                      37.8016           N/A
                                                                                      37.8016         6.63%
------------------------------------------------------------------------------------------------------------
Dreyfus Growth and Income (Initial shares)                                            29.4061       (5.25)%
                                                                                      29.4061           N/A
                                                                                      29.4061           N/A
                                                                                      29.4061         8.52%
------------------------------------------------------------------------------------------------------------

TABLE TWO - NONSTANDARDIZED "AVERAGE ANNUAL TOTAL RETURNS" FOR VARIFUND PLUS @ 1.55% CHARGE (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    n         AUV
                                                                                                                                 t-n
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus Socially Responsible (Initial shares)                                                    1 Year             1        41.7802
                                                                                                 5 Year             5            N/A
                                                                                                10 Year            10            N/A
                                                                                  Sub-Account Inception         4.668        18.6059
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP II Investment Grade Bond (Initial Class)                                            1 Year             1            N/A
                                                                                                 5 Year             5            N/A
                                                                                                10 Year            10            N/A
                                                                                  Sub-Account Inception         0.676        18.8613
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Money Market (Initial Class)                                                        1 Year             1            N/A
                                                                                                 5 Year             5            N/A
                                                                                                10 Year            10            N/A
                                                                                  Sub-Account Inception         0.676         2.4449
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth (Initial Class)                                                              1 Year             1        79.0638
                                                                                                 5 Year             5        30.4965
                                                                                                10 Year            10            N/A
                                                                                  Sub-Account Inception         6.669        22.5276
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP High Income (Initial Class)                                                         1 Year             1        33.6045
                                                                                                 5 Year             5        25.7279
                                                                                                10 Year            10            N/A
                                                                                  Sub-Account Inception         6.669        22.0135
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP II Asset Manager (Initial Class)                                                    1 Year             1        29.1723
                                                                                                 5 Year             5        17.5729
                                                                                                10 Year            10            N/A
                                                                                  Sub-Account Inception         6.669        15.6547
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP II Contrafund (Initial Class)                                                       1 Year             1        31.4148
                                                                                                 5 Year             5            N/A
                                                                                                10 Year            10            N/A
                                                                                  Sub-Account Inception         2.669        14.7645
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP II Index 500 (Initial Class)                                                        1 Year             1       172.8207
                                                                                                 5 Year             5            N/A
                                                                                                10 Year            10            N/A
                                                                                  Sub-Account Inception         4.668        77.6462
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP III Growth Opportunities (Initial Class)                                            1 Year             1        24.4857
                                                                                                 5 Year             5            N/A
                                                                                                10 Year            10            N/A
                                                                                  Sub-Account Inception         2.669        13.3345
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas (Initial Class)                                                            1 Year             1        31.0665
                                                                                                 5 Year             5        16.4388
                                                                                                10 Year            10            N/A
                                                                                  Sub-Account Inception         6.669        15.9406
------------------------------------------------------------------------------------------------------------------------------------
Montgomery Emerging Markets                                                                      1 Year             1        10.2745
                                                                                                 5 Year             5            N/A
                                                                                                10 Year            10            N/A
                                                                                  Sub-Account Inception         4.668        10.2807
------------------------------------------------------------------------------------------------------------------------------------
Montgomery Growth                                                                                1 Year             1        19.2766
                                                                                                 5 Year             5            N/A
                                                                                                10 Year            10            N/A
                                                                                  Sub-Account Inception         3.669        13.0003
------------------------------------------------------------------------------------------------------------------------------------
Seligman Communications & Information                                                            1 Year             1        44.3459
                                                                                                 5 Year             5        14.1838
                                                                                                10 Year            10            N/A
                                                                                  Sub-Account Inception         5.670        12.9703
------------------------------------------------------------------------------------------------------------------------------------
Seligman Frontier                                                                                1 Year             1        21.4249
                                                                                                 5 Year             5        13.8277
                                                                                                10 Year            10            N/A
                                                                                  Sub-Account Inception         5.670        11.7025
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                                          AUV        R
                                                                                             t      n t
-------------------------------------------------------------------------------------------------------------
Dreyfus Socially Responsible (Initial shares)                                          36.6037      (12.39)%
                                                                                       36.6037           N/A
                                                                                       36.6037           N/A
                                                                                       36.6037        15.60%
-------------------------------------------------------------------------------------------------------------
Fidelity VIP II Investment Grade Bond (Initial Class)                                  20.4381           N/A
                                                                                       20.4381           N/A
                                                                                       20.4381           N/A
                                                                                       20.4381        12.61%
-------------------------------------------------------------------------------------------------------------
Fidelity VIP Money Market (Initial Class)                                               2.5248           N/A
                                                                                        2.5248           N/A
                                                                                        2.5248           N/A
                                                                                        2.5248         4.87%
-------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth (Initial Class)                                                    69.3086      (12.34)%
                                                                                       69.3086        17.84%
                                                                                       69.3086           N/A
                                                                                       69.3086        18.35%
-------------------------------------------------------------------------------------------------------------
Fidelity VIP High Income (Initial Class)                                               25.6547      (23.66)%
                                                                                       25.6547       (0.06)%
                                                                                       25.6547           N/A
                                                                                       25.6547         2.32%
-------------------------------------------------------------------------------------------------------------
Fidelity VIP II Asset Manager (Initial Class)                                          27.5989       (5.39)%
                                                                                       27.5989         9.45%
                                                                                       27.5989           N/A
                                                                                       27.5989         8.87%
-------------------------------------------------------------------------------------------------------------
Fidelity VIP II Contrafund (Initial Class)                                             28.8605       (8.13)%
                                                                                       28.8605           N/A
                                                                                       28.8605           N/A
                                                                                       28.8605        28.54%
-------------------------------------------------------------------------------------------------------------
Fidelity VIP II Index 500 (Initial Class)                                             154.3553      (10.68)%
                                                                                      154.3553           N/A
                                                                                      154.3553           N/A
                                                                                      154.3553        15.86%
-------------------------------------------------------------------------------------------------------------
Fidelity VIP III Growth Opportunities (Initial Class)                                  20.0238      (18.22)%
                                                                                       20.0238           N/A
                                                                                       20.0238           N/A
                                                                                       20.0238        16.45%
-------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas (Initial Class)                                                  24.7467      (20.34)%
                                                                                       24.7467         8.52%
                                                                                       24.7467           N/A
                                                                                       24.7467         6.82%
-------------------------------------------------------------------------------------------------------------
Montgomery Emerging Markets                                                             7.2259      (29.67)%
                                                                                        7.2259           N/A
                                                                                        7.2259           N/A
                                                                                        7.2259       (7.28)%
-------------------------------------------------------------------------------------------------------------
Montgomery Growth                                                                      17.2620      (10.45)%
                                                                                       17.2620           N/A
                                                                                       17.2620           N/A
                                                                                       17.2620         8.03%
-------------------------------------------------------------------------------------------------------------
Seligman Communications & Information                                                  27.8670      (37.16)%
                                                                                       27.8670        14.46%
                                                                                       27.8670           N/A
                                                                                       27.8670        14.44%
-------------------------------------------------------------------------------------------------------------
Seligman Frontier                                                                      17.7577      (17.12)%
                                                                                       17.7577         5.13%
                                                                                       17.7577           N/A
                                                                                       17.7577         7.63%
-------------------------------------------------------------------------------------------------------------

TABLE ONE - STANDARDIZED "AVERAGE ANNUAL TOTAL RETURNS" FOR VARIFUND PLUS
@ 1.55% CHARGE
(Assuming Contract is Surrendered at End of Period and Including Bonus Credit of 4.00%)

                                                                1 YEAR       5 YEAR       10 YEAR       FROM SUB-
                                                                RETURN       RETURN        RETURN         ACCOUNT    SUB-ACCOUNT
                                                            YEAR ENDED   YEAR ENDED    YEAR ENDED    INCEPTION TO      INCEPTION
                                                              12/31/00     12/31/00      12/31/00        12/31/00           DATE
Alger American Growth                                         (19.28)%          N/A           N/A          16.84%       05/01/96
Alger American Leveraged AllCap                               (29.18)%          N/A           N/A          19.61%       05/01/96
Alger American MidCap Growth                                     4.32%          N/A           N/A          15.83%       05/01/96
Alger American Small Capitalization                           (31.51)%          N/A           N/A           3.08%       05/01/96
Berger Small Company Growth                                   (11.17)%          N/A           N/A          16.45%       05/01/98
Berger-IPT-International                                      (14.75)%          N/A           N/A           6.12%       05/01/97
Dreyfus Capital Appreciation (Initial shares)                  (5.37)%          N/A           N/A           5.86%       05/01/98
Dreyfus Growth and Income (Initial shares)                     (8.45)%          N/A           N/A           8.30%       05/01/96
Dreyfus Socially Responsible (Initial shares)                 (15.59)%          N/A           N/A          15.42%       05/01/96
Fidelity VIP II Investment Grade Bond (Initial Class)              N/A          N/A           N/A           7.72%       04/28/00
Fidelity VIP Money Market (Initial Class)                          N/A          N/A           N/A           0.10%       04/28/00
Fidelity VIP Growth (Initial Class)                           (15.54)%       17.79%           N/A          18.38%       05/01/94
Fidelity VIP High Income (Initial Class)                      (26.86)%      (0.16)%           N/A           2.37%       05/01/94
Fidelity VIP II Asset Manager (Initial Class)                  (8.59)%        9.38%           N/A           8.91%       05/01/94
Fidelity VIP II Contrafund (Initial Class)                    (11.33)%          N/A           N/A          27.97%       05/01/98
Fidelity VIP II Index 500 (Initial Class)                     (13.88)%          N/A           N/A          15.68%       05/01/96
Fidelity VIP III Growth Opportunities (Initial Class)         (21.42)%          N/A           N/A          15.78%       05/01/98
Fidelity VIP Overseas (Initial Class)                         (23.54)%        8.45%           N/A           6.86%       05/01/94
Montgomery Emerging Markets                                   (32.87)%          N/A           N/A         (7.67)%       05/01/96
Montgomery Growth                                             (13.65)%          N/A           N/A           7.52%       05/01/97
Seligman Communications & Information                         (40.36)%       14.40%           N/A          14.39%       05/01/95
Seligman Frontier                                             (20.32)%        5.05%           N/A           7.57%       05/01/95

TABLE TWO - NONSTANDARDIZED "AVERAGE ANNUAL TOTAL RETURNS" FOR VARIFUND PLUS
@ 1.55% CHARGE
(Assuming Contract Continues and Not Reflecting any Bonus Credits or Surrender Charges)

                                                               1 YEAR         5 YEAR       10 YEAR       FROM SUB-
                                                               RETURN         RETURN        RETURN         ACCOUNT      SUB-ACCOUNT
                                                           YEAR ENDED     YEAR ENDED    YEAR ENDED    INCEPTION TO        INCEPTION
                                                             12/31/00       12/31/00      12/31/00        12/31/00             DATE
Alger American Growth                                        (16.08)%            N/A           N/A          17.00%         05/01/96
Alger American Leveraged AllCap                              (25.98)%            N/A           N/A          19.76%         05/01/96
Alger American MidCap Growth                                    7.52%            N/A           N/A          16.01%         05/01/96
Alger American Small Capitalization                          (28.31)%            N/A           N/A           3.34%         05/01/96
Berger Small Company Growth                                   (7.97)%            N/A           N/A          17.12%         05/01/98
Berger-IPT-International                                     (11.55)%            N/A           N/A           6.65%         05/01/97
Dreyfus Capital Appreciation (Initial shares)                 (2.17)%            N/A           N/A           6.63%         05/01/98
Dreyfus Growth and Income (Initial shares)                    (5.25)%            N/A           N/A           8.52%         05/01/96
Dreyfus Socially Responsible (Initial shares)                (12.39)%            N/A           N/A          15.60%         05/01/96
Fidelity VIP II Investment Grade Bond (Initial Class)             N/A            N/A           N/A          12.61%         04/28/00
Fidelity VIP Money Market (Initial Class)                         N/A            N/A           N/A           4.87%         04/28/00
Fidelity VIP Growth (Initial Class)                          (12.34)%         17.84%           N/A          18.35%         05/01/94
Fidelity VIP High Income (Initial Class)                     (23.66)%        (0.06)%           N/A           2.32%         05/01/94
Fidelity VIP II Asset Manager (Initial Class)                 (5.39)%          9.45%           N/A           8.87%         05/01/94
Fidelity VIP II Contrafund (Initial Class)                    (8.13)%            N/A           N/A          28.54%         05/01/98
Fidelity VIP II Index 500 (Initial Class)                    (10.68)%            N/A           N/A          15.86%         05/01/96
Fidelity VIP III Growth Opportunities (Initial Class)        (18.22)%            N/A           N/A          16.45%         05/01/98
Fidelity VIP Overseas (Initial Class)                        (20.34)%          8.52%           N/A           6.82%         05/01/94
Montgomery Emerging Markets                                  (29.67)%            N/A           N/A         (7.28)%         05/01/96
Montgomery Growth                                            (10.45)%            N/A           N/A           8.03%         05/01/97
Seligman Communications & Information                        (37.16)%         14.46%           N/A          14.44%         05/01/95
Seligman Frontier                                            (17.12)%          5.13%           N/A           7.63%         05/01/95